Acquisition	12 Months Ended
Dec. 31, 2025
Acquisition [Abstract]
ACQUISITION

3 - ACQUISITION

On May 13, 2025, the Company entered into an Asset Purchase Agreement with Crowdkeep, Inc., a Delaware corporation (the “Seller”), pursuant to which the Company acquired certain assets of the Seller relating to the Seller’s IoT technology platform business, free and clear of any liens other than certain specified liabilities of the Seller that were assumed. In consideration for the acquisition, the Company issued 4,065,689 shares of its Common Stock (the “Purchase Price”).

The transaction was accounted for as an asset acquisition, as the Company determined that substantially all of the fair value was concentrated in a single identifiable intangible asset, proprietary technology, and therefore applied a model consistent with asset acquisition accounting. The total purchase consideration of $6,957,456 was comprised of equity consideration of $6,830,358 based on the number of shares issued at the closing share price, and direct acquisition-related costs for legal and advisory fees of $127,098, the total of which was allocated to the acquired assets on a relative fair value basis. Because this was not a business combination, no goodwill was recognized.

The transaction was considered a related party transaction due to the involvement of a Company board member who was also the CEO and a shareholder of Crowdkeep. The Company established a special committee of the Board comprised of independent members of the Board, that evaluated and approved the transaction, concluding that the terms were commercially reasonable and negotiated at arm’s length.

The patented technology, which is recorded as part of intangible assets, net in the accompanying consolidated balance sheet, will be amortized over its estimated useful life of 10 years.